EXHIBIT 99.2

                                Certification of
                             Chief Financial Officer
                        of Metropolis Realty Holdings LLC

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss.1350, and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the quarter ended September 30, 2002 of Metropolis Realty Holdings LLC (the "Issuer").

I, Stuart Koenig, the Treasurer of Issuer, certify that to the best of my knowledge:

      (iii) the Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

      (iv) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: November 14, 2002

                                        /s/ Stuart Koenig
                                        ----------------------------------------
                                        Name:  Stuart Koenig
                                        Title: Vice President and Treasurer

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